Other Current Liabilities	12 Months Ended
Dec. 31, 2025
Other Current Liabilities
Other Current Liabilities

9. Other Current Liabilities

Other current liabilities consist of the following:

	As of December 31,
	2024	2025
	RMB	RMB
Payables related to property and equipment	1,736,579	1,867,940
Deposits from network partners (1)	356,932	281,562
Salary and welfare payable	1,454,952	1,319,887
Payables to individual couriers and network partners (2)	1,432,918	1,268,583
Accrued expenses	497,111	360,896
Others	1,093,000	1,189,846
Total	6,571,492	6,288,714
(1)

Deposits from network partners primarily represent the waybill deposits collected from the pickup outlets operated by network partners. The deposits will be refunded when the parcels are delivered to the recipients.

(2)

Payables to individual couriers and network partners represent the amount to be paid by the Company to the network partners or individual couriers on behalf of its network partners for their last mile dispatch.